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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 17, 1998




                          U S WEST Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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

               Colorado                                 1-3040                               84-0273800
            (State or Other                     Commission File Number               IRS Employer Identification
    Jurisdiction of Incorporation)                                                             Number


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                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events

         On November 17, 1998, U S WEST Communications, Inc. closed its $320,000,000 5-5/8% Notes offering. Documents related to that offering are filed as Exhibits to this Current Report on Form 8-K.


Item 7.       Exhibits

Exhibit       Description


1(a) Underwriting Agreement, dated as of November 12, 1998, by and among U S WEST Communications, Inc., J. P. Morgan & Co., Lehman Brothers, Merrill Lynch & Co., and Salomon Smith Barney.

*4(a) Indenture dated as of April 15, 1990, between the Registrant and First National Bank of Chicago, Trustee (Exhibit 4 to Registration Statement No. 33-35809). The form or forms of Debt Securities with respect to each particular series of Debt Securities registered hereunder may be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

*4(b) Form of First Supplemental Indenture, dated as of April 16, 1991, between the Company and The First National Bank of Chicago, as Trustee (Exhibit 4a to Form 8-K dated April 16, 1991, File No. 1-3040.

4(c) Form of $320,000,000 5-5/8% Note due November 15, 2008 of U S WEST Communications, Inc.

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*        Previously filed.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           U S WEST Communications, Inc.



                           By: /s/ Thomas O. McGimpsey
                              -------------------------------------------------
                              Thomas O. McGimpsey
                              Assistant Secretary

Dated:        November 17, 1998